                                                                 EXHIBIT h(2)(i)

                   AMENDED AND RESTATED SCHEDULE OF PORTFOLIOS

                               WITH RESPECT TO THE

                            SHAREHOLDER SERVICES PLAN

                                       FOR

                          ING VARIABLE PRODUCTS TRUST
                   (FORMERLY PILGRIM VARIABLE PRODUCTS TRUST)

                                 CLASS S SHARES


                                                    MAXIMUM       LAST CONTINUED/
                   PORTFOLIO                      SERVICE FEE    APPROVED BY BOARD     REAPPROVAL DATE
----------------------------------------------    -----------    -----------------    -----------------
ING VP Convertible Portfolio                         0.25%         July 11, 2002      September 1, 2003
ING VP Financial Services Portfolio                  0.25%         July 11, 2002      September 1, 2003
ING VP Growth + Value Portfolio                      0.25%         July 11, 2002      September 1, 2003
ING VP Growth Opportunities Portfolio                0.25%         July 11, 2002      September 1, 2003
ING VP High Yield Bond Portfolio                     0.25%         July 11, 2002      September 1, 2003
ING VP International Portfolio                       0.25%         July 11, 2002      September 1, 2003
ING VP International SmallCap Growth Portfolio       0.25%         July 11, 2002      September 1, 2003
ING VP International Value Portfolio                 0.25%         July 11, 2002      September 1, 2003
ING VP LargeCap Growth Portfolio                     0.25%         July 11, 2002      September 1, 2003
ING VP MagnaCap Portfolio                            0.25%         July 11, 2002      September 1, 2003
ING VP MidCap Opportunities Portfolio                0.25%         July 11, 2002      September 1, 2003
ING VP Research Enhanced Index Portfolio             0.25%         July 11, 2002      September 1, 2003
ING VP SmallCap Opportunities Portfolio              0.25%         July 11, 2002      September 1, 2003